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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: November 22, 2000


                        American Film Technologies, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



 Delaware                           1-9748                    23-2359277
--------------------------------    ------------         ---------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation or Organization)   File Number)         Identification Number)


 300 Park Avenue, 17th Floor, New York, NY                  10022
 -----------------------------------------               ----------
 (Address of Principal Executive Offices)                (Zip Code)

                                 (212) 572-6370
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

Gerald Wetzler has declared a default under the terms of the Settlement Agreement, dated December 31, 1999, and has demanded that the assets of the Company be transferred to him pursuant to the Senior Secured Convertible Notes which he holds.

The Company is considering the options available to it, including but not limited to referring this matter to the Office of the United States Trustee in the bankruptcy proceeding still pending with respect to the Company. There can be no assurance that Mr. Wetzler will not be successful in obtaining all the assets of the Company. In such event, the Company will have no assets and will cease operations.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                American Film Technologies, Inc.



Dated: November 22, 2000                        By:/s/ Porter Bibb
                                                   ----------------------------
                                                   Porter Bibb
                                                   Director